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                                                                  EXHIBIT 10.198
This instrument was prepared by
and after recording return to:

Kevin J. Smith, Esq.
Gammage & Burnham
Two North Central Avenue
18th Floor
Phoenix,  Arizona  85004

                        SECOND AMENDMENT TO DEED OF TRUST
                             (HARTSEL SPRINGS RANCH)

                  THIS SECOND AMENDMENT TO DEED OF TRUST ("Amendment") is made as of the 17th day of December, 1999, by and among PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Trustor"), whose mailing address is 4310 Paradise Road, Las Vegas, Nevada 89109-6597, and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Beneficiary"), having an office and mailing address at 7272 East Indian School Road, Suite 410, Scottsdale, Arizona 85251 (Attention:
Vice President - Law).

                                 R E C I T A L S

                  A. Reference is made to that certain Deed of Trust, Assignment of Rents and Proceeds and Security Agreement recorded among the Official Records of Park County, Colorado at Reception No. 485871 as amended by a First Amendment to the same recorded among the aforestated public records at Reception No. 512026 (collectively, the "Original Deed of Trust"). Capitalized terms used in this Amendment which are defined in the Original Deed of Trust shall have the same meaning and definition when used in this Amendment unless such definition is amended or modified by this Amendment.

                  B. The Trustor and Beneficiary desire to amend the Original Deed of Trust in the manner hereinafter set forth.

                  NOW THEREFORE, the parties agree as follows:

                  1. The WITNESSETH clause of the Original Deed of Trust is deleted in its entirety and replaced with the following:

                  "Beneficiary has loaned to Trustor certain funds pursuant to the Loan Agreement, as defined below, which Loan (as defined in the Loan Agreement) is


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         evidenced by, among other things, the Hartsel Springs Ranch Note (as defined below) and the Additional Advance Note (as defined below)".

                  2. The paragraph entitled " NOW, THEREFORE " which is found in
         Article I of the Original Deed of Trust, is deleted in its entirety and replaced with the following:

                                    NOW, THEREFORE, in consideration for the
                  making of the Loan, for the purpose of securing (a) the timely repayment of the Loan, as evidenced by that certain Promissory Note [Additional Advance Note], dated December 23, 1998 (the "Additional Advance Note"), in the amount of Five Million Six Hundred Sixty-Two Thousand United States Dollars (U.S. $5,662,000), (b) the timely repayment of that certain First Amended and Restated Promissory Note [Winnick Building Addition] dated November 6, 1998 (the "Winnick Building Addition Note") in the amount of Two Million Three Hundred Ninety-Seven Thousand Five Hundred United States Dollars (U.S. $2,397,500), as amended, (c) the timely repayment of that certain First Amended and Restated Promissory Note [Ida Building Addition] dated November 6, 1998 (the "Ida Building Addition Note") in the amount of Two Million One Hundred Twenty-Five Thousand Two Hundred Twenty and 80/100 United States Dollars (U.S. $2,125,220.80), as amended, (d) the timely repayment of that certain First Amended and Restated and Consolidated Promissory Note [Aloha Bay Phase I] dated November 6, 1998 (the "Aloha Bay Note") in the amount of One Million Seven Thousand One Hundred United States Dollars (U.S. $1,007,100), as amended, (e) the timely repayment of that certain Second Amended and Restated Promissory Note dated May 15, 1997 (the "Receivables Note") in the principal amount of Seventy-Five Million United States Dollars (U.S. $75,000,000.00), as amended, (f) the timely repayment of that certain Third Amended and Restated Promissory Note [Headquarters and FCFC Property] dated as of September 29, 1998 (the "Office Note") in the original principal amount of Six Million Five Hundred Eighty-Three Thousand Four Hundred Six and 43/100 United States Dollars (U.S. $6,583,406.43), as amended, (g) the timely repayment of that certain Promissory Note (the "Towers Note") dated as of December 13, 1995, as amended pursuant to that Amendment No. 1 to Promissory Note [Towers Lobby] dated as of August 16, 1996, in the original principal amount of One Million Two Hundred Eighty-Six Thousand One Hundred Twenty-Six and No/100 United States Dollars (U.S. $1,286,126.00), as amended, (h) the timely repayment of that certain Note [Hartsel Springs Ranch] dated as of February 18, 1998 (the "Hartsel Springs Ranch Note") in the original principal amount of Four Million United States Dollars (U.S.$4,000,000.00), as amended, (i) the timely repayment of that certain Promissory Note [Biloxi Property] dated as of March 20, 1998 (the "Biloxi Note") in the original

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                  principal amount of One Million One Hundred Seventy-Three
                  Thousand Seven Hundred Fifty United States Dollars (U.S. $1,173,750.00), as amended (j) the timely repayment of any and all indebtedness evidenced by any Project Note as may be executed by Trustor for the benefit of Beneficiary, from time to time, as contemplated by the Loan Agreement hereinafter described, (k) the full, timely and faithful performance of and compliance with ("Performance") all the covenants and conditions made by Trustor herein, in the Receivables Note, in the Office Note, in the Towers Note, in the Ida Building Addition Note, in the Aloha Bay Note, in the Winnick Building Addition Note, in the Hartsel Springs Ranch Note, in the Biloxi Note, in the Additional Advance Note, in any Project Note, in the Second Amended and Restated and Consolidated Loan and Security Agreement between Trustor and Beneficiary dated effective as of May 15, 1997, as may be now or subsequently amended (as so amended and restated, the "Loan Agreement"), in the Documents (as defined in the Loan Agreement), and in each and every other document executed in connection therewith, other than the Environmental Certificates with Representations, Covenants and Warranties which were previously executed by the Trustor in favor of the Beneficiary and the Environmental Certificates and Indemnity Agreements executed in connection with Additional Advance Note (collectively the "Environmental Certificate") and in any and all modifications, extensions, renewals, replacements or restatements of any of the foregoing (this Deed of Trust, the Receivables Note, the Office Note, the Towers Note, the Ida Building Addition Note, the Aloha Bay Note, the Winnick Building Addition Note, the Hartsel Springs Ranch Note, the Biloxi Note, Additional Advance Note, any Project Note, the Loan Agreement, the Documents and the other documents (exclusive of the Environmental Certificate), as from time to time modified, extended, renewed, replaced or restated, are collectively referred to as the "Loan Documents"), and also
                  (l) the payment of any and all other indebtedness, direct or contingent (other than arising out of the Environmental Certificate), that may now or hereafter become owing to Beneficiary from Trustor or any successor-in-ownership of the Trust Property (all of the foregoing secured obligations collectively "Obligations" or individually "Obligation"), Trustor hereby irrevocably grants, conveys, bargains, sells, assigns, warrants and confirms unto Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all of Trustor's right, title and interest in and to the real estate located in Park County, Colorado, and more fully described in Exhibit A attached hereto and by this reference incorporated herein ("Premises") (the Premises and other rights, titles and interests hereby granted, conveyed, bargained, sold and assigned to Trustee and/or Beneficiary as provided below are collectively referred to as the "Trust Property").

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                  3. Paragraph 6.1 (i) of the Original Deed of Trust is deleted is deleted in its entirety and replaced with the following:

                           "(i) The payment to Beneficiary of a Project Release
                  Fee in the amount of Three Thousand Six Hundred Dollars ($3,600.00) with respect to such Lot, which shall be applied in accordance with the provisions of the Loan Agreement."

                  4. Except as specifically modified or amended hereby, the Original Deed of Trust shall remain in full force and effect. All references in the Original Deed of Trust and in this Amendment to the term "Deed of Trust" shall be deemed to refer to the Original Deed of Trust as amended by this Amendment. Capitalized terms used in the Deed of Trust which are not specifically defined therein, shall have the same meaning and definition as set forth in the Loan Agreement. This Amendment shall not constitute a waiver of any existing default or a breach of any term or provision of the Deed of Trust.

                  5. This Amendment may be executed simultaneously in any number of identical copies, any number of which having been executed by all parties hereto shall constitute an original for all purposes.

                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS WHEREOF, this Amendment is duly executed as of the day and year first above written.

                                    "TRUSTOR"

Witness:                            PREFERRED EQUITIES CORPORATION, a
                                    Nevada corporation

--------------------------

                                    By:  /s/ Jon Joseph
                                         --------------------------------------
                                          Name: Jon A. Joseph
                                                -------------------------------
[SEAL]                                    Title: Vice President
                                                 ------------------------------
                                    "BENEFICIARY"

Witness:                            FINOVA CAPITAL CORPORATION, a
                                    Delaware corporation

---------------------------
                                    By:
                                       ----------------------------------------
                                        Name:
                                             ----------------------------------
[SEAL]                                  Title:
                                              ---------------------------------




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STATE OF                       )
                               ) ss.
County of                      )

                  On December 17th, 1999, personally appeared before me, a notary public, Jon Joseph, personally known to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument as Vice President of Preferred Equities Corporation, a Nevada corporation.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 17th day of December, 1999.
                                          _____________________________________
                                          Notary Public in and for_____________
                                          County,______________________________

NOTARY SEAL:

STATE OF                       )
                               ) ss.
County of                      )

                  On __________, 1999, personally appeared before me, a notary public, ________________________________________, personally known to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the instrument as ____________________ of FINOVA Capital Corporation, a Delaware corporation.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of _______________, 1999.
                                          _____________________________________
                                          Notary Public in and for_____________
                                          County,______________________________

NOTARY SEAL:

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